Exhibit 18



 POWER OF ATTORNEY

     We, the undersigned officers and trustees of Van Eck Funds (the "Trust"), do hereby severally constitute and appoint John C. van Eck, Thomas H. Elwood and Dina C. Lee and each of them acting singly, as our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names in the capacities indicated below, any and all amendments to the Registration Statement of the Trust on Form N-1A filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all amendments to the Registration Statement.

     IN WITNESS WHEREOF, we have hereunto set our hands on the date indicated below.



 SIGNATURE                         TITLE                              DATE
 ---------                         -----                              -----

/s/ John C. van Eck               Chairman and President      April 11, 2000
----------------------------
 John C. van Eck

/s/  Bruce J. Smith               Chief Financial Officer     April 11, 2000
----------------------------
 Bruce J. Smith

/s/  Jeremy H. Biggs              Trustee                     April 11, 2000
----------------------------
 Jeremy H. Biggs

/s/  Richard C. Cowell            Trustee                     April 11, 2000
----------------------------
 Richard C. Cowell

/s/  Philip D. DeFeo              Trustee                     April 11, 2000
----------------------------
 Philip D. DeFeo

/s/ Wesley G. McCain              Trustee                     April 11, 2000
----------------------------
 Wesley G. McCain

/s/ David J. Olderman             Trustee                     April 11, 2000
----------------------------
 David J. Olderman

/s/  Ralph F. Peters              Trustee                     April 11, 2000
----------------------------
 Ralph F. Peters

/s/  Richard D. Stamberger        Trustee                     April 11, 2000
----------------------------
 Richard D. Stamberger

/s/  Derek S. van Eck             Trustee                     April 11, 2000
----------------------------
 Derek S. van Eck

/s/  Jan F. van Eck               Trustee                     April 11, 2000
----------------------------
 Jan F. van Eck